EXHIBIT 10(f)

                              Amended and Restated

                                VOTING AGREEMENT

                          Dated as of October 2, 1998

                                      among

                           SMURFIT INTERNATIONAL B.V.,

                  MORGAN STANLEY LEVERAGED EQUITY FUND II, INC.

                                       and

                               MR. ROGER W. STONE

                                TABLE OF CONTENTS

                             ----------------------

                                                                            PAGE

                                    ARTICLE 1

                          VOTING AND RELATED AGREEMENTS

SECTION 1.01.  Definitions.....................................................2
SECTION 1.02.  Election of Directors...........................................2
SECTION 1.03.  Removal of Directors............................................2
SECTION 1.04.  Replacement of the MSLEF Director...............................3
SECTION 1.05.  Charter or Bylaw Amendments.....................................3
SECTION 1.06.  Written Consents................................................3

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

SECTION 2.01.  Organization....................................................3
SECTION 2.02.  Authority.......................................................4
SECTION 2.03.  No Violation....................................................4

                                    ARTICLE 3

                                   TERMINATION

SECTION 3.01.  Termination.....................................................4
SECTION 3.02.  Effect of Termination...........................................5
SECTION 3.03.  MSLEF Withdrawal................................................5

                                    ARTICLE 4

                                  MISCELLANEOUS

SECTION 4.01.  Notices.........................................................6
SECTION 4.02.  Entire Agreement................................................7
SECTION 4.03.  Successors and Assigns..........................................7
SECTION 4.04.  Amendments and Waivers..........................................8
SECTION 4.05.  Governing Law...................................................8
SECTION 4.06.  WAIVER OF JURY TRIAL, ETC.......................................8
SECTION 4.07.  Counterparts....................................................9
SECTION 4.08.  Captions........................................................9
SECTION 4.09.  Specific Performance............................................9
SECTION 4.10.  Beneficial Ownership............................................9
SECTION 4.11.  Reclassifications, etc..........................................9


                              Amended and Restated

                                VOTING AGREEMENT

         Amended and Restated VOTING AGREEMENT dated as of October 2, 1998 (this "Agreement") among Smurfit International B.V., a corporation organized under the laws of the Netherlands ("SIBV"), Morgan Stanley Leveraged Equity Fund II, Inc., a Delaware corporation ("MSLEF"), and Mr. Roger W. Stone ("Mr. Stone").

                               W I T N E S S E T H

         WHEREAS, the parties hereto have heretofore entered into the Voting Agreement dated as of May 10, 1998 (the "Original Agreement") concurrently with the execution by Jefferson Smurfit Corporation, a Delaware corporation ("JSC"), and Stone Container Corporation, a Delaware corporation ("Stone"), of an Agreement and Plan of Merger dated as of May 10, 1998 as amended on October 2, 1998 (the "Merger Agreement"), providing for the merger (the "Merger") of
Stone with JSC Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of JSC ("Merger Sub");

         WHEREAS, following the consummation of the Merger, SIBV, MSLEF and Mr. Stone (each, a "Shareholder" and, together, the "Shareholders") will beneficially own (as defined in Section 4.10) shares of common stock, par value $0.01 per share ("Common Stock"), of JSC; and

         WHEREAS, in connection with the Merger, the name of JSC is being changed to Smurfit-Stone Container Corporation ("SSCC") and the Certificate of Incorporation of JSC (the "SSCC Charter") and the Bylaws of JSC (the "SSCC Bylaws") are being amended and restated to reflect certain agreements reached by the parties to the Merger Agreement with respect to certain corporate governance matters; and

         WHEREAS, the parties hereto wish to enter into this Agreement to amend and restate the Original Agreement as provided herein in order to implement fully such SSCC Charter and SSCC Bylaws provisions and certain other corporate governance matters;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                          VOTING AND RELATED AGREEMENTS

         SECTION 1.01. Definitions. Capitalized terms contained herein and not otherwise defined herein shall have the meanings ascribed to such terms in the SSCC Bylaws.

         SECTION 1.02. Election of Directors. (a) Each Shareholder agrees that, at any meeting of SSCC stockholders at which directors are to be elected, such Shareholder will vote or cause to be voted all shares of Common Stock beneficially owned by such Shareholder or its subsidiaries entitled to vote thereon, in favor of (i) the persons designated for nomination by the Nominating Committees pursuant to the SSCC Bylaws and (ii) subject to paragraph (b) below, if Mr. Stone has not been designated for nomination by any of the Nominating Committees, Mr Stone.

          (b) The obligation of the Shareholders to vote in favor of the election of Mr. Stone as a director pursuant to clause (ii) of paragraph (a) above, shall (i) be subject to the right of the Shareholders to vote for the removal of Mr. Stone for Cause (pursuant to Section 1.03(a) hereof), (ii) be limited to voting for Mr. Stone as an individual and shall not confer on any person or entity (other than as provided in the SSCC Bylaws) the right to designate any replacement for Mr. Stone if he ceases to serve on the Board for any reason and (iii) terminate and be of no further force or effect if Mr. Stone is removed as CEO for Cause or if Mr.
Stone has reached the age of 72.

         SECTION 1.03. Removal of Directors. (a) Subject to paragraph (b) below, each Shareholder agrees that it will not vote (or will cause not to be voted) any shares of Common Stock beneficially owned by such Shareholder or its subsidiaries in favor of the removal from the SSCC Board of Directors (the "Board") of any director designated for nomination or appointed to the Board by any of the Nominating Committees or designated for nomination by MSLEF pursuant to Section 1.04 hereof, unless such removal is for Cause.

          (b) Notwithstanding paragraph (a) above, if at any time MSLEF beneficially owns less than the MSLEF Threshold Amount of Shares and if at such time there is a MSLEF Director, each Shareholder agrees that, at the request of either of the other Shareholders, it will vote (or will cause to be voted) all shares of Common Stock beneficially owned by such Shareholder or its subsidiaries in favor of (i) calling a Special Meeting for the purpose of removing the MSLEF Director and (ii) removing the MSLEF Director from the Board at such Special Meeting.

         SECTION 1.04. Replacement of the MSLEF Director. Provided that MSLEF has at no time beneficially owned less than the MSLEF Threshold Amount of Shares, if at any time there is no MSLEF Director on the Board, then each Shareholder agrees that it will vote (or will cause to be voted) all shares of Common Stock beneficially owned by such Shareholder or its subsidiaries in favor of:

             (i) calling a Special Meeting for the purposes of removing an Unaffiliated Director (if any) and replacing such Unaffiliated Director (or filling the vacancy left by the MSLEF Director) with a person designated by MSLEF to serve as the MSLEF Director on the Board; and

             (ii) at such Special Meeting (x) removing such Unaffiliated Director (if any), (y) electing to the Board the person designated by MSLEF and (z) designating such person as the "MSLEF Director" on the Board.

         SECTION 1.05. Charter or Bylaw Amendments. No party hereto shall vote in favor of any resolution by any stockholder which seeks to alter, amend, repeal, in whole or in part, or adopt any provision inconsistent with either (i) the provisions set forth in Article 5 of the SSCC Bylaws or (ii) the provisions set forth in the SSCC Charter requiring the affirmative vote of stockholders holding at least 75% of the voting power of SSCC's outstanding capital stock.

         SECTION 1.06. Written Consents. The provisions of Sections 1.01 through
1.05 shall apply, mutatis mutandis, in the event that any stockholder action is taken by written consent in lieu of a stockholder meeting.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         Each party hereto represents (as to itself only) to the other parties hereto as follows:

         SECTION 2.01. Organization. Each of SIBV and MSLEF is a corporation duly organized, validly existing and, in the case of MSLEF, in good standing under the laws of its jurisdiction of incorporation.

         SECTION 2.02. Authority. Such party has all power and authority to execute and deliver this Agreement and to consummate the transactions contemplated on its part hereby. The execution, delivery and performance by such party of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate, partnership or otherwise) on the part of such party. No other action on the part of such party (or its stockholders or partners, if applicable) is necessary to authorize the execution and delivery of this Agreement by such party or the performance by such party of its obligations hereunder. This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding agreement of such party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and subject to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 2.03. No Violation. The execution and delivery of this Agreement by such party, and the performance by such party of its obligations hereunder and the consummation of the transactions contemplated hereby, will not: (a) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such party, (b) require the consent, waiver, approval, license or authorization or any filing by such party with any governmental authority other than any filings required under the Exchange Act or (c) assuming compliance with the matters referred to in clause
(b), violate, result (with or without notice or the passage of time, or both) in a breach of or give rise to the right to accelerate, terminate or cancel any obligation under or constitute (with or without notice or the passage of time, or both) a default under, any of the terms or provisions of any charter, partnership agreement or other governing document, bylaw, agreement, note, indenture, mortgage, contract, order, judgment, ordinance, regulation or decree to which such party is subject or by which such party is bound and which would have an adverse effect on the ability of such party to perform its obligations under this Agreement.

                                    ARTICLE 3

                                   TERMINATION

         SECTION 3.01. Termination. (a) This Agreement may be terminated by mutual written agreement of the Shareholders.

          (b) The obligations of the parties hereto set forth in Article 1 shall terminate on the Article 5 Termination Date, provided that the obligations of the parties hereto (i) which relate to MSLEF, the MSLEF Director or the MSLEF Committee (including, but not limited to, the obligations set forth in Sections 1.02, 1.03, and 1.04 as they relate to the MSLEF Committee or the MSLEF Director) shall survive for so long as MSLEF owns at least the MSLEF Threshold Amount of Shares and (ii) pursuant to Section 1.02(a)(ii) and Section 1.02(b), shall survive until the earlier of Mr. Stone's death or Mr. Stone reaching the age of 72.

          (c) The obligation of any Shareholder to vote or cause to be voted shares of Common Stock in favor of a person designated by MSLEF or the MSLEF Committee and against the removal of any MSLEF Director may be terminated with respect to such Shareholder by mutual written agreement of such Shareholder and MSLEF.

          (d) The obligation of any Shareholder to vote or cause to be voted shares of Common Stock, in favor of a person designated for nomination by the JSC Committee and against the removal of any JSC Director may be terminated with respect to such Shareholder by mutual written agreement of such Shareholder and SIBV.

          (e) The obligation of any Shareholder to vote or cause to be voted shares of Common Stock in favor of, or against the removal of, Mr. Stone as a director may be terminated with respect to such Shareholder by mutual written agreement of such Shareholder and Mr. Stone.

         SECTION 3.02. Effect of Termination. If this Agreement is terminated in whole or in part (i) pursuant to Section 3.01(a) or (b), all further obligations of the parties hereto under this Agreement shall terminate without further liability or obligation of any party to any other party, including liability for damages or (ii) pursuant to Sections 3.01(c), 3.01(d), 3.01(e) or 3.03 of this Agreement, such obligations as are specified in such sections shall so terminate; provided that any such termination shall not relieve any party hereto from liability for breach of this Agreement.

         SECTION 3.03. MSLEF Withdrawal. MSLEF shall have the right, upon at least two days' notice to the other parties hereto, to terminate all of its rights and obligations under this Agreement, provided that at such time, (i) MSLEF beneficially owns less than three percent of the voting power of the capital stock of SSCC issued and outstanding and entitled to vote and (ii) the MSLEF Committee, by resolution, permanently waives its right to designate a director to serve on the Compensation Committee.

                                    ARTICLE 4

                                  MISCELLANEOUS

         SECTION 4.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

         if to SIBV to:

                  Smurfit International B.V.
                  Strawinskylaan 2001
                  Amsterdam 1077ZZ, The Netherlands
                  Attention: Rokin Corporate Services B.V.
                  Fax: 31-20-546-0717

                  with a copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York  10019
                  Attention: Steven A. Rosenblum, Esq.
                  Fax:  (212) 403-2000

                  William Fry
                  Fitzwilton House,
                  Wilton Place,
                  Dublin 2, Ireland
                  Attention: Houghton Fry, Esq.
                  Fax: 353-1-639-5333

         if to MSLEF, to:

                  Morgan Stanley Leveraged Equity Fund II, Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Alan C. Goldberg
                  Fax: (212) 762-6466

                  with a copy to:

                  Morgan Stanley Capital Partners
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Peter R. Vogelsang, Esq.
                  Fax: (212) 762-6466

         if to Mr. Stone, to:

                  Mr. Roger W. Stone
                  Stone Container Corporation
                  150 North Michigan Avenue
                  Chicago, IL 60601
                  Fax: (312) 580-4625

                  with a copy to:

                  Sonnenschein Nath & Rosenthal
                  8000 Sears Tower
                  233 South Wacker
                  Chicago, Illinois 60606
                  Attention: Paul J. Miller, Esq.
                  Fax: (312) 876-7934

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

         SECTION 4.02. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement including, without limitation, the Original Agreement.

         SECTION 4.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto. Without limiting the foregoing, in the event SIBV or any of its subsidiaries transfers any shares of Common Stock to Jefferson Smurfit Group plc ("JSG") or any other subsidiary of JSG (other than SIBV and its subsidiaries), it shall cause JSG or such other subsidiary to agree to be bound as a Shareholder by all provisions of this Agreement including this sentence with respect to subsequent transfers of shares to JSG or any subsidiary of JSG. For purposes of this Agreement, "subsidiary" means, with respect to any person or entity (a "Person"), any corporation or other organization, whether incorporated or unincorporated, (i) of which directly or indirectly a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its subsidiaries, or by such Person and one or more of its subsidiaries or (ii) as to which such Person directly or indirectly has the power to elect or designate such majority of the Board of Directors or such other persons performing such functions.

         SECTION 4.04. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by all Shareholders, or in the case of a waiver, by the party as to whose rights the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 4.05. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of the State of New York.

         SECTION 4.06. WAIVER OF JURY TRIAL, ETC. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES AGREE, SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT, TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF, AND TO WAIVE ANY OBJECTION AS TO VENUE IN, THE FEDERAL OR STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK. SERVICE OF PROCESS IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE EFFECTIVE IF DELIVERED OR SENT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.01 HEREOF.

         SECTION 4.07. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

         SECTION 4.08. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         SECTION 4.09. Specific Performance. The parties hereto acknowledge that, in view of the uniqueness of the parties hereto and the transactions contemplated hereby, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

         SECTION 4.10. Beneficial Ownership. For purposes of this Agreement, the phrase "beneficially own" (or any similar phrase) shall have the meaning set forth in Rule 13d-3 under the Exchange Act. An entity shall not be deemed to beneficially own securities held in a pension trust or non-profit foundation or trust controlled by such entity.

         SECTION 4.11. Reclassifications, etc.. The provisions of this Agreement applicable to shares of Common Stock shall also apply, mutatis mutandis, to all voting securities of SSCC from time-to-time beneficially owned by any Shareholder, whether as a result of a reclassification, recapitalization, dividend or otherwise.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   SMURFIT INTERNATIONAL B.V.

                                   By: Rokin Corporate Services B.V.,
                                         its Managing Director

                                   By: /s/ Muus de Boer
                                       -------------------------------------
                                       Name:  Muus de Boer
                                       Title: Managing Director


                                   MORGAN STANLEY LEVERAGED
                                   EQUITY FUND II, INC.

                                   By: /s/ Alan E. Goldberg
                                       -------------------------------------
                                       Name:  Alan E. Goldberg
                                       Title: Vice Chairman

                                       /s/ Roger W. Stone
                                       -------------------------------------
                                       Mr. Roger W. Stone